Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events

V. SUBSEQUENT EVENTS

On February 28, 2013, the Company entered into a Custodial and Disbursement Agreement (“CDA”) with Bank of America, N.A, and U.S. Bank National Association, as well as a Master Repurchase Agreement (“MRA”) with Bank of America, N.A., in order that the Company may, from time to time, transfer to Bank of America N.A., participation certificates representing 100% beneficial ownership interests in certain residential mortgage loans and/or other mortgage related assets and interests, against the transfer of funds by Bank of America N.A., with a simultaneous agreement by Bank of America N.A. to sell to the Company such purchased assets at a specified date or on demand after the purchase date, against the transfer of funds by the Company.

Bank of America N.A. will enter into transactions with the Company provided that the aggregate outstanding purchase price as of any date shall not exceed $100,000,000, and the aggregate outstanding purchase price for any type of transaction shall not exceed the applicable type sublimit.

On March 29, 2013, the Company entered into a Term Loan agreement with Stonegate Investors Holdings LLC, in the principal amount of up to $10,000,000 maturing on September 30, 2013 at a rate per annum equal to 5% compounded monthly commencing on the closing date and ending May 31, 2013, and thereafter at a rate per annum equal to 12.5% compounded monthly. Under the terms of the agreement, the Company has issued a warrant agreement to the lender for the right to purchase a variable number of shares of the Company’s common stock equivalent to 5,000,000 common shares divided by an exercise price determined in accordance with the agreement.

Management has evaluated subsequent events through March 30, 2013, the date on which the financial statements were available to be issued.